Exhibit 99.2

HAMPTON ROADS BANKSHARES, INC.

AUDIT COMMITTEE CHARTER

PREAMBLE

This charter governs the operations of the Audit Committee (the Committee) of Hampton Roads Bankshares, Inc. and its subsidiaries (the Company). The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors.

I. PURPOSE

The Committee shall oversee the accounting and financial reporting processes of the Company and the audits of its financial statements. The Committee shall also oversee and evaluate:

1.	The integrity of the Company’s financial statements;

2.	The financial reporting process;

3.	The systems of internal accounting and financial controls;

4.	The performance of the Company’s internal audit function and independent auditors;

5.	The independent auditor’s qualifications and independence;

6.	And the Company’s compliance with ethics policies and legal and regulatory requirements.

In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, internal auditors, and management of the Company. The Committee should also encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and any of its subsidiaries, and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties. The Board of Directors will provide funding, as necessary, for this purpose in accordance with the Sarbanes-Oxley Act of 2002.

II. COMPOSITION

The Committee shall be comprised of three or more members of the Company’s Board of Directors appointed by the Board, each of whom shall be “independent” and satisfy the other requirements for Audit Committee membership promulgated by the SEC and any applicable listing standards (including NASDAQ Rule 4350 (d) (2)). All members of the Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, and have a working familiarity with basic finance and accounting practices. One or more members of the Committee as determined by the Board shall qualify as a “financial expert” as defined by the SEC and any applicable listing standards. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Committee shall be elected by the Board and shall serve until they are replaced, resign, or their successors are duly elected and qualified. The Chairperson is selected by the Board of Directors.

III. MEETINGS

The Committee shall meet at least four times a year, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet with management and the independent accountants to discuss any matters that the Committee or any of these groups believes should be discussed. In addition, the Committee, or at least its Chair, should meet with the independent accountants and management quarterly to review the Company’s financials consistent with the

Committee’s duties and responsibilities. The Committee shall meet at least annually with the internal auditor in executive session without any members of management to discuss any potential problems or weaknesses in financial reporting controls discovered during internal audits. The Committee shall meet at least annually with the independent auditors in executive session without any members of management or the internal auditor to discuss any potential problems or weaknesses in financial reporting controls discovered during the financial audit.

IV. RESPONSIBILITIES AND DUTIES

The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors and report the results of its activities to the Board. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee shall take appropriate actions to set the overall corporate “tone” for quality financial reporting. The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Committee, with the concurrence of the Company’s Board of Directors, may supplement them as appropriate.

1.	The Committee shall be directly responsible for the appointment and termination (subject, if applicable, to shareholder ratification), compensation, and oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting. The Committee shall pre-approve all audit and non-audit services provided by the independent auditors except as otherwise provided for as De Minimus exceptions under Section 202 of the Sarbanes-Oxley Act of 2002. The Committee shall not engage the independent auditors to perform the specific non-audit services prohibited by law or regulation. The Committee may delegate pre-approval authority to the chairman of the Committee so long as any decisions made by the chairman are presented to the full Committee at its next scheduled meeting.

2.	At least annually, the Committee shall obtain and review a report by the independent auditors describing:

a.	The firm’s internal quality control procedures.

b.	Any material issues raised by the most recent internal quality control review, or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

c.	The Committee shall obtain a formal written statement from the outside auditor delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and the Committee’s responsibility (i) to actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and (ii) for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor.

3.	The Committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and any applicable listing standards.

4.	The Committee shall discuss with the internal auditor and the independent auditors the overall scope and plans for their respective audits. Also, the Committee shall discuss with management, the internal auditor, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s polices and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs.

5.	The Committee shall periodically meet separately with management and separately with the independent auditors to discuss issues and concerns warranting Committee attention. The Committee shall provide sufficient opportunity for the internal auditor and the independent auditors to meet privately with the Committee to discuss any audit problems or difficulties and management’s response.

6.	The Committee shall receive regular reports from the independent auditor on the critical policies and practices of the Company and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

7.	The Committee shall review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion.

8.	The Committee shall review and discuss earnings press releases.

9.	The Committee shall review the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. If it is not practical to schedule a full Committee meeting in time to meet SEC accelerated filing requirements, the chair of the Committee may represent the entire Committee for the purposes of this review and report to the Committee at its next regularly scheduled meeting.

10.	The Committee shall review with management and the independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-K, including their judgment about the quality of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

11.	The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

12.	The Committee shall receive corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

13.	The Committee shall prepare its report to be included in the Company’s annual proxy statement, as required by SEC regulations.

14.	The Committee shall perform a self-evaluation of its performance at least annually to determine whether it is functioning effectively.

15.	The Committee shall have the specific responsibility and all authority necessary to comply with Rule 10A-3(b)(2), (3), (4) and (5) under the Securities Exchange Act of 1934 (subject to the exemptions provided in Rule 10A-3(c)), concerning responsibilities relating to: (i) registered public accounting firms, (ii) complaints relating to accounting, internal accounting controls or auditing matters, (iii) authority to engage advisors, and (iv) funding as determined by the Committee.